EXHIBIT 23.8




                          PENNSYLVANIA ELECTRIC COMPANY
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




              As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into Pennsylvania Electric Company's previously filed Registration Statements, File No. 333-62295, No. 333-62295-01 and No. 333-62295-02.







ARTHUR ANDERSEN LLP




Cleveland, Ohio,
   March 29, 2002.



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